UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — May 4, 2015 (April 30, 2015)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02(e).  Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, MDC Partners Inc. (the “Company”), Nadal Management Limited, a corporation in which Miles Nadal is the sole shareholder (“NML”), Nadal Financial Corporation, a corporation in which Miles Nadal is the sole shareholder (“NFC”), and Miles Nadal (the “Nadal”), entered into an Amendment (the “Amendment”) to that certain Amended and Restated Management Services Agreement dated as of May 6, 2013 (the “Services Agreement”). A copy of the Amendment is attached hereto as Exhibit 10.1.

Pursuant to the Amendment, the parties agreed to terminate Section 22 of the Services Agreement, and Nadal, NML and NFC agreed to waive their rights to any change in control excise tax gross up provision from the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment dated as of April 30, 2015, to the Amendment and Restated Management Services Agreement dated as of May 6, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 4, 2015	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary